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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 29, 2003
                                                         ----------------

                          Easy Gardener Products, Ltd.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

           Texas                      333-102296                  37-1433686
 ----------------------------        ------------           -------------------
 (State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)              File Number)           Identification No.)

  3022 Franklin Avenue, Waco, Texas                          76710
  --------------------------------------                  ------------
  (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (254) 753-5353
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On October 29, 2003 (the "Closing"), Easy Gardener Products, Ltd. ("EGP" and "Registrant") acquired substantially all of the assets (the "Acquisition") used in the businesses of the material subsidiaries of U.S. Home & Garden, Inc. ("USH&G") pursuant to the Asset Purchase Agreement dated December 11, 2002, and amended July 31, 2003 (the "Asset Purchase Agreement"), by and between USH&G, EGP, Easy Gardener, Inc. ("Easy Gardener") and Ampro Industries, Inc. ("Ampro"), Weed Wizard Acquisition Corp., and EYAS International, Inc., the ultimate parent of EGP. The assets purchased consisted of the operations of Easy Gardener and Ampro and Easy Gardener's wholly-owned subsidiary Weatherly Consumer Products Group, Inc. ("Weatherly").

         The operations consist of the manufacture and marketing of a large range of consumer lawn and garden products which are sold under recognized brand names such as WeedBlock(R), Jobes(R), Emerald Edge(R), Shade Fabric5/8, Ross(R), Tensar(R), Amturf(R) and Landmaster(R). The products are


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marketed through most large national home improvement and mass merchant retailers, including Home Depot, Lowe's, Wal-Mart, Ace Hardware, TruServe, and Kmart. Prior to the Acquisition the businesses were conducted through USH&G's wholly owned subsidiaries, Easy Gardener and Ampro, and Easy Gardener's wholly-owned subsidiary, Weatherly (collectively, the "selling subsidiaries").

         As consideration for the Acquisition, USH&G and its material subsidiaries received $11,494,000 consisting of $9,894,000 in cash and $1,600,000 in the form of a subordinated note which will mature in 2009 subject to certain payments from excess cash flow.

         As additional consideration, EGP (i) assumed the operational liabilities of the selling subsidiaries, (ii) assumed the balance on the senior credit facility of USH&G of approximately $6,290,472, (iii) assumed the obligations of the face amount of $57,035,000 on the debentures of USH&G which provide for the payment of USH&G's 9.4% Cumulative Trust Preferred Securities (the "USH&G Trust Preferred Securities"), (iv) paid approximately $400,000 in settlement of USH&G's obligations to a prior lender, (v) assumed USH&G's obligations under an option to purchase 94,875 of the USH&G Trust Preferred Securities, (vi) paid $290,000 to USH&G in reimbursement of its legal fees, and
(vii) agreed to pay certain other Closing associated expenses.

         The consideration for the Acquisition was determined by negotiations among the representatives of EGP and USH&G.

         The USH&G Trust Preferred Securities have now been registered with the Securities and Exchange Commission as the Trust Preferred Securities of EGP (the "EGP Trust Preferred Securities") and EGP has assumed all of the obligations of USH&G under the documents which establish the rights of the holders of the EGP Trust Preferred Securities.

         EGP is owned in large part by the former management of Easy Gardener. Richard M. Grandy, the chief executive officer of EGP, was formerly the chief operating officer of Easy Gardener, and he beneficially owns approximately 6.0% of USH&G. Richard Kurz, the chief financial officer of EGP, owns less than 1% of USH&G. Mr. Kurz plans to also continue his service as chief financial officer of USH&G until certain SEC reporting requirements are fulfilled by USH&G.

         EGP secured the funds for the Acquisition from (i) $2,675,000 in capital contributions from its beneficial owners, (ii) a $2,675,000 loan from Central Garden & Pet Company, and (iii) loans by Capital Source Finance, L.L.C., evidenced by two term loan notes of $14,315,000 and $9,713,750, respectively.

         The equipment and leasehold interests acquired by EGP in the Acquisition will continue to be used in continuing the business operations formerly carried out by the selling subsidiaries of USH&G.


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         The descriptions of the documents discussed herein are qualified in their entirety by reference to the copy of the Asset Purchase Agreement and other documents which are filed as exhibits to this report and which are incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         A.       Financial Statements of the Business Acquired.

         It is impractical to provided the required financial information at this time. The required financial information for the business acquired will be filed under cover of Form 8-K/A within 60 days of the date this Form 8-K was required to be filed.

         B.       Pro Forma Financial Information and Exhibits.

         It is impractical to provide the required pro forma financial information at this time. The required pro forma financial information will be filed under cover of Form 8-K/A within 60 days of the date this Form 8-K was required to be filed.

         C.       Exhibits.

         Exhibit 2.1 - Asset Purchase Agreement, dated December 11, 2002, by and between USH&G, Easy Gardener, Ampro, Weed Wizard Acquisition Corp., EGP and EYAS International, Inc., and Amendment thereto dated July 31, 2003, with list of exhibits attached.

         Exhibit 4.1 - Amended and Restated Junior Subordinated Indenture.

         Exhibit 4.2 - Second Amended and Restated Trust Agreement.

         Exhibit 4.3 - Trust Preferred Securities Certificate of Easy Gardener Products Trust I.

         Exhibit 4.4 - 9.40% Junior Subordinated Deferrable Interest Debenture of Easy Gardener Products, Ltd.

         Exhibit 4.5 - Amended and Restated Guarantee Agreement.

         Exhibit 4.6 - Amended and Restated Agreement as to Expense and Liabilities between Easy Gardner Products, Ltd. and Easy Gardener Products Trust I.

RULE 12g-3

         Pursuant to Rule 12g-3(a) (17 CFR 240.12g-3), Registrant is registered under Section 12(b) of the Securities & Exchange Act of 1934 (15 U.S.C. 78l), because it is the successor to USH&G.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 13, 2003.                     EASY GARDENER PRODUCTS, LTD.

                                             BY: EG PRODUCT MANAGEMENT, L.L.C.
                                                 ITS GENERAL PARTNER

                                             By: /s/Richard M. Grandy
                                                 -------------------------------
                                                 Name: Richard M. Grandy
                                                 Title: Manager